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                                                                   EXHIBIT 10.88

                             SECRETARY'S CERTIFICATE


         The undersigned Secretary of Pharmaceutical Product Development, Inc. (hereinafter referred to as the "Company") hereby certifies that the following resolution to amend the 1995 Stock Option Plan for Non-Employee Directors was duly adopted by the shareholders of the Company at the Annual Meeting of Shareholders held on May 15, 1997:

         "Amendment to 1995 Stock Option Plan for Non-Employee Directors. The amendment to the 1995 Stock Option Plan for Non-Employee Directors as described in the Proxy Statement and as presented to the shareholders at this meeting is approved effective this 15th day of May, 1997."

A copy of the amendment as presented to and adopted by the shareholders is attached hereto as Exhibit A.

         WITNESS the hand of the undersigned Secretary and the seal of the Corporation as of this the 15th day of May, 1997.



                                     /s/ Fred B. Davenport, Jr.
                                     ---------------------------------
                                     Fred B. Davenport, Jr., Secretary


[CORPORATE SEAL]



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                                    EXHIBIT A

                         AMENDMENT TO STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

                  RESOLVED, that, Article I of the Pharmaceutical Product Development, Inc. Stock Option Plan for Non-Employee Directors (the "Plan") entitled "Purpose" is hereby rewritten in its entirety as follows:

                                    ARTICLE I
                                     PURPOSE


         This Stock Option Plan for Non-Employee Directors (the "Plan") is designed to advance the interest of Pharmaceutical Product Development, Inc. (the "Company") and its shareholders by providing an incentive to each member of the Board of Directors of the Company (the "Board"), who is not a full-time or part-time employee of the Company or its parent or subsidiary corporations ("Non-Employee Director"), to continue in the service of the company and by creating a direct interest of the Non-Employee Directors in the future success of the Company's operations by granting to such persons options to acquire shares of the common stock of the Company, par value $.10 per share (the "Common Stock"). As used herein, "parent" shall mean a "parent corporation" as defined in Section 424(e) of the Internal Revenue Code of 1986, as amended (the "Code"), and "subsidiary" shall mean a "subsidiary corporation" as defined in Section 424(f) of the Code.

                  RESOLVED, that the first paragraph of Article V of the Plan entitled "Awards" is hereby rewritten in its entirety as follows:

                                    ARTICLE V
                                     AWARDS

         Each Non-Employee Director shall be granted an Option to purchase 4,000 shares of Common Stock, subject to adjustment as provided in Article X below (an "Award"), on the following date or dates: (i) the date on which the Non-Employee Director initially is elected as a member of the Board of Directors of the Company, provided that the individual continues to serve as a Non-Employee Director immediately following such meeting; and (ii) each date on which the Non-Employee Director is re-elected as a member of the Board of Directors of the Company, provided that the individual continues to serve as a Non-Employee Director immediately following each such meeting. In no event shall a Non-Employee Director receive an annual grant of an Option to purchase

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         in excess of 4,000 shares of Common Stock pursuant to this Plan. In the event that the number of shares of Common Stock available for grants under the Plan is insufficient to grant the number of Options determined as provided above, Options for the remaining number of shares of Common Stock available for grant under the Plan shall be granted in full to the then eligible Non-Employee Director, or in equal amounts to each then eligible Non-Employee Director if there is more than one. Any Non-Employee Director who elects to decline an Award will receive no compensation in lieu of such Award (either at the time of such election or at any time thereafter).


                  RESOLVED FURTHER, that the officers of the Corporation be, and each of them hereby is, authorized and empowered, in the name and on behalf of the Corporation to make or cause to be made, and to execute and deliver, all such additional agreements, documents, instruments and certifications, and to do or cause to be done all such acts and things, and to take all such steps, and to make all such payments and remittances, as any one or more of such officers may at any time or times deem necessary or desirable in connection with, or in furtherance of, the foregoing resolution; and

                  RESOLVED FURTHER, that all prior actions taken by the officers or directors on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified as the actions of the Corporation, effective as of the date each such action was taken.